Exhibit 99.1 Investor Presentation Third Quarter 2018

Forward Looking Statement Disclosure Certain statements contained in this report which are not statements of historical fact constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as ‘‘believes,’’ ‘‘anticipates,’’ “likely,” “expected,” “estimated,” ‘‘intends’’ and other similar expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements. Examples of forward-looking statements include, but are not limited to, statements we make about (i) our future operating or financial performance, including revenues, income or loss and earnings or loss per share, (ii) future common stock dividends, (iii) our capital structure, including future capital levels, (iv) our plans, objectives and strategies, and (v) the assumptions that underlie our forward-looking statements. As with any forecast or projection, forward-looking statements are subject to inherent uncertainties, risks and changes in circumstances that may cause actual results to differ materially from those set forth in the forward-looking statements. Forward-looking statements are not historical facts but instead express only management’s beliefs regarding future results or events, many of which, by their nature, are inherently uncertain and outside of management’s control. It is possible that actual results and outcomes may differ, possibly materially, from the anticipated results or outcomes indicated in these forward-looking statements. Important factors that could cause actual results to differ materially from those in our forward-looking statements include the following, without limitation: (i) economic, market, liquidity, credit, interest rate, operational and technological risks associated with the Company’s business; (ii) the effect of and changes in policies and laws or regulatory agencies, including the Dodd-Frank Wall Street Reform and Consumer Protection Act and other legislation and regulation relating to the banking industry; (iii) management’s ability to effectively execute its business plans; (iv) mergers and acquisitions, including costs or difficulties related to the integration of acquired companies; (v) the possibility that any of the anticipated benefits of the Company’s recent merger with MainSource Financial Group, Inc. will not be realized or will not be realized within the expected time period; (vi) the effect of changes in accounting policies and practices; (vii) changes in consumer spending, borrowing and saving and changes in unemployment; (viii) changes in customers’ performance and creditworthiness; and (ix) the costs and effects of litigation and of unexpected or adverse outcomes in such litigation. Additional factors that may cause our actual results to differ materially from those described in our forward- looking statements can be found in the Form 10-K for the year ended December 31, 2017, as well as its other filings with the SEC, which are available on the SEC website at www.sec.gov. All forward-looking statements included in this filing are made as of the date hereof and are based on information available at the time of the filing. Except as required by law, the Company does not assume any obligation to update any forward-looking statement. . 2

Presentation Contents About First Financial Bancorp Financial Performance Appendix 3

Company Overview Overview Lines of Business Founded: 1863 Commercial Headquarters: Cincinnati, Ohio C&I, O-CRE, ABL, Equipment Finance, Treasury Retail Banking Banking Centers: 159 Consumer, Business Banking, Small Business Assets: $13.8 billion Mortgage Banking Loans: $8.8 billion Wealth Management / Private Banking Deposits: $9.8 billion Investment Commercial Real Estate Wealth Mgmt: $4.5 billion Commercial Finance $2.8 billion AUM $1.7 billion brokerage NASDAQ: FFBC 3.23% 2.60% 2.58% 2.59% 2.48% 2.69% $29.35 $30.65 $29.70 $26.15 $26.35 $24.74 www.bankatfirst.com 3Q17 4Q17 1Q18 2Q18 3Q18 10.22.18 Share Price Dividend Yield 4

Franchise Growth Plans 5

Market Centric Strategies METRO MARKETS COMMUNITY MARKETS HEADQUARTERS NATIONAL Louisville, KY Southeastern IN Columbus, OH South Central IN Greater Cincinnati Industry Specific Indianapolis, IN Northwest IN Northern KY Dayton, OH Northern OH th Low brand awareness High brand awareness 4 in market share Niche offering Low market share High market share All business lines represented Hometown Community Deepen relationships Build relationships through becoming Significant branch network the Premier Business Bank Oak Street Funding Expand product offering Alternative to larger banks Bank the business, the business owners and the employees Mass player, based on brand, First Franchise Capital Word-of-mouth referrals reputation and legacy Leads to targeted growth across all business lines Leads to organic growth Visible presence Large associate population 6

Revenue Growth Strategies 7

Current Priorities . Successful integration of the two companies . Build out sales teams in key market areas . Successfully complete trailing integration projects . Achieve expense savings and deliver the financial returns we communicated to our shareholders by 1Q 2019 . Achieve targeted income and balance sheet growth . Develop and effectively communicate new plans . Strategic plan for the corporation . Business plans for the revenue lines . Functional plans for key staff areas . Implement risk framework for the new company, achieve satisfactory regulatory exam ratings 8

Invest with First Financial . Experienced and proven management team . Increased scale to invest in franchise . Proven & sustainable business model . Well managed through the cycle . Conservative operating philosophy . Consistent profitability – 112 consecutive quarters . Top quartile performer – ROAA, ROATCE, Efficiency . Robust capital management . Prudent steward of shareholders’ capital . Strong asset quality . Well defined M&A strategy . Selective markets, products & asset diversification 9

Invest with First Financial Total Shareholder Return1,2,3,4 89.2% 84.3% 54.6% 47.4% 41.7% 33.2% 0.5% -3.0% -4.3% -2.2% -10.7% -10.6% 5 Year 3 Year 1 Year YTD 2018 FFBC KBW Peer Median KBW Peer Top Quartile 1 Includes dividend reinvestment 2 Peer group includes KBW regional bank index peers 3 Based on stock price as of 10/22/2018 4 Beginning date is 10/01/2017 for the 1-year return, 10/01/2015 for the 3-year return, and 10/01/2013 for the 5-year return 10

Presentation Contents About First Financial Bancorp Financial Performance Appendix 11

3Q 2018 Results

112th Consecutive Quarter of Profitability

Profitability

- Net income = $50.7 million or $0.51 per diluted share. Adjusted net income = $57.0 million or $0.58 per diluted share[1,2]
- Return on average assets = 1.45%. Adjusted return on average assets = 1.64%[1]
- Return on average shareholders' equity = 9.94%. Adjusted return on average shareholders' equity = 11.19%[1]
- Return on average tangible common equity = 18.52%[1]. Adjusted return on average tangible common equity = 20.83%[1]

Income Statement

- Net interest income = $123.5 million.
- Net interest margin of 4.06% on a GAAP basis; 4.12% on a fully tax equivalent basis[1].
- Noninterest income = $28.7 million ; $29.3 million[1] as adjusted for merger related items
- Noninterest expense = $85.4 million; $78.0 million[1] as adjusted for merger related items.
- Efficiency ratio = 56.13%. Adjusted efficiency ratio = 51.06%[1]
- Effective tax rate of 20.2%. Adjusted effective tax rate of 20.3%[1]

Balance Sheet

- Total assets decreased $77.5 million compared to the linked quarter to $13.8 billion.
- EOP loans decreased $37.2 million compared to the linked quarter to $8.8 billion.
- EOP deposits decreased $351.1 million compared to the linked quarter to $9.8 billion.
- EOP investment securities decreased $17.0 million compared to the linked quarter.

Asset Quality

- Provision expense = $3.2 million. Net charge offs = ($0.4) million. NCOs / Avg. Loans = (0.02)% annualized.
- Nonperforming Loans / Total Loans = 0.71%. Nonperforming Assets / Total Assets = 0.47%.
- ALLL / Nonaccrual Loans = 136.22%. ALLL / Total Loans = 0.65%. Classified Assets / Total Assets = 1.00%.
- Credit mark of $30.8 million on acquired MainSource loans.

Capital

- Total capital ratio = 13.77%.
- Tier 1 common equity ratio = 11.52%.
- Tangible common equity ratio = 8.53%.
- Tangible book value per share = $11.25.

FIRST
first financial bancorp

[1] Non-GAAP financial measure which management believes facilitates a better understanding of the Company's financial condition. See Appendix for Non-GAAP reconciliation.
[2] See Slide 14 for Adjusted Earnings detail.

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3Q 2018 Highlights Strong quarterly earnings Adjusted1 earnings per share - $0.58 Adjusted1 return on assets – 1.64% Adjusted1 return on average tangible common equity – 20.83% Expansion in capital ratios Stable net interest margin Slight decline driven by lower loan fees and day count Higher asset yields offset by shifts in funding mix Adjusted1 noninterest income increased $0.7 million to $29.3 million compared to the linked quarter Adjusted1 noninterest expense decreased $0.8 million to $78.0 million compared to the linked quarter Slight decline in loan balances Increased fundings and commitments offset by lower than expected line utilization and elevated payoffs compared to the linked quarter Deposit outflows primarily related to decline in public funds and brokered CD’s Core deposit attrition rates began to normalize late in the third quarter Credit quality remains excellent 1 Non-GAAP financial measure which management believes facilitates a better understanding of the Company’s financial condition. See Appendix for Non-GAAP reconciliations. 13

Adjusted Net Income 1 The table below lists certain adjustments that we believe are significant to understanding our quarterly performance. 3Q 2018 2Q 2018 As Reported Adjusted As Reported Adjusted Net interest income $ 123,485 $ 123,485 $ 123,979 $ 123,979 Provision for loan and lease losses $ 3,238 $ 3,238 $ 3,735 $ 3,735 Noninterest income $ 28,684 $ 28,684 $ 28,256 $ 28,256 plus: bankcard interchange 340 A 341 A plus: losses on investment securities 279 A 30 A Total noninterest income $ 28,684 $ 29,303 $ 28,256 $ 28,627 Noninterest expense $ 85,415 $ 85,415 $ 102,755 $ 102,755 less: merger-related expenses 5,205 A 19,397 A less: severance expenses 2,200 A 4,546 A Total noninterest expense $ 85,415 $ 78,010 $ 102,755 $ 78,812 Income before income taxes $ 63,516 $ 71,540 $ 45,745 $ 70,059 Income tax expense $ 12,859 $ 12,859 $ 9,327 $ 9,327 plus: tax effect of adjustments (A) @ 21% statutory rate - 1,685 - 5,106 Total income tax expense $ 12,859 $ 14,544 $ 9,327 $ 14,433 Net income $ 50,657 $ 56,996 $ 36,418 $ 55,626 Net earnings per share - diluted $ 0.51 $ 0.58 $ 0.37 $ 0.57 1 Non-GAAP financial measure which management believes facilitates a better understanding of the Company’s financial condition. See Appendix for Non-GAAP reconciliations. All dollars shown in thousands, except per share amounts 14

Profitability Diluted EPS Return on Average Assets $0.57 $0.58 1.60% 1.64% $0.52 1.49% $0.45 1.26% $0.39 1.11% 1.45% $0.49 $0.51 1.40% $0.40 $0.40 1.13% 1.13% $0.37 1.05% 3Q17 4Q17 1Q18 2Q18 3Q18 3Q17 4Q17 1Q18 2Q18 3Q18 1 DilutedEPS Adjusted EPS 1 ROA Adjusted ROA Return on Avg Tangible Common Equity Efficiency Ratio 88.19% 67.50% 21.00% 20.83% 58.28% 56.38% 56.13% 18.24% 15.47% 13.86% 18.5% 57.02% 57.99% 53.79% 17.2% 51.64% 51.06% 14.1% 13.9% 13.7% 3Q17 4Q17 1Q18 2Q18 3Q18 3Q17 4Q17 1Q18 2Q18 3Q18 1 ROATCE Adjusted ROATCE 1 Adjusted Efficiency Ratio Efficiency Ratio 1 Non-GAAP financial measure which management believes facilitates a better understanding of the Company’s financial condition. See Appendix for Non-GAAP reconciliation. 15

Net Interest Margin Net Interest Margin (FTE) 3Q18 NIM (FTE) Progression 4.15% 4.12% 2Q18 4.15% Asset yields 0.09% 0.29% 0.29% 3.82% 3.84% Asset mix -0.01% 0.15% 0.15% 0.13% Loan fees -0.02% 0.24% 3.57% Funding costs -0.02% 0.14% Funding mix -0.05% 3.69% 3.71% 3.70% 3.58% Purchase accounting 0.00% 3.43% Day count -0.02% 3Q17 4Q17 1Q18 2Q18 3Q18 3Q18 4.12% Basic Margin (FTE) Loan Fees Purchase accounting 16

Interest Rate Sensitivity Loan Portfolio – Floating Loan Mix (1) . Asset sensitive position 63% 65% 67% . 55% 55% Majority of loans are variable rate: . $4,916 $4,910 $4,099 55% reprice <=3 months $3,783 $3,908 . Securities portfolio duration – 3.5 years . +100 scenario 3.8 years 3Q17 4Q17 1Q18 2Q18 3Q18 . +200 scenario 3.9 years Floating % of Gross Loans . Non-maturity, interest bearing accounts Sensitivity Trend (Up100, Up200) (2) modeled to increase 59 bps in an “Up 100” 5.41% 4.73% 5.71% scenario 1.81% 1.43% 2.88% . 2.65% 2.40% 1.12% 50% of deposits in Community Markets with $0.219 0.76% $0.176 $0.166 high market share. $0.111 $0.086 $0.084 $0.070 $0.054 $0.043 $0.029 3Q17 4Q17 1Q18 2Q18 3Q18 Up100 Up200 Up100 Up200 EPS Impact Sensitivity (1) As defined by EOP loans repricing in three months or less. (2) Immediate parallel shifts across a 12 month horizon 17

Average Balance Sheet Average Loans Average Deposits 5.49% 5.53% 0.61% 0.60% 0.59% 5.05% 0.54% 0.57% 4.90% 4.71% $8,933 $8,849 $5,911 $5,960 $6,018 $10,383 $9,888 $6,680 $6,840 $6,903 3Q17 4Q17 1Q18 2Q18 3Q18 3Q17 4Q17 1Q18 2Q18 3Q18 Gross Loans Loan Yield (Gross) Total Deposits Cost of Deposits Average Securities 3.16% 3.21% 3.04% 2.85% 2.90% $3,157 $3,168 $2,042 $2,020 $2,043 3Q17 4Q17 1Q18 2Q18 3Q18 Average Investment Securities Investment Securities Yield All dollars shown in millions 18

Loan Portfolio Loan LOB Mix (EOP) Net Loan Change-LOB (Linked Quarter) Total $8.8 billion ICRE $36.6 $1,074 Commercial -$13.1 12% $2,747 Small Business Banking -$75.2 $971 31% 11% Consumer -$19.8 $921 11% Mortgage $13.5 Commercial Finance $40.7 $1,360 $1,774 15% 20% 1 Other -$19.9 ICRE Commercial Small Business Banking Consumer Total growth/(decline): ($37.2) Mortgage Commercial Finance 1 Includes planned attrition related to syndications and loan marks All dollars shown in millions 19

Loan Portfolio C&I Loans by Industry 1 CRE Loans by Collateral 2 C&I Loans: $3.7B CRE Loans: $3.2B Real Estate 7% Wholesale Trade Office Manufacturing 6% Hotel/Motel 13% 12% 10% Agriculture 6% Retail Strip Center Finance and 15% 8% Nursing/Assisted Insurance Living 15% Health Care 6% 6% Professional, Residential, 1-4 Residential, Multi Accommodation Scientific, & Tech Family Family 5+ & Food Services 5% 6% 19% 20% Other Services Other Warehouse Other (except Public 14% 3% 15% Administration) Industrial Facility 5% 3% Retail Trade Student Housing 4% 2% 1 Industry types included in Other representing greater than 1% of total C&I loans include Construction, Public Administration, Transportation & Warehousing, Arts, Entertainment, & Recreation, Waste Management, and Educational Services. Includes owner-occupied CRE. 2 Collateral types included in Other representing greater than 1% of total CRE loans include Medical Office, Commercial Lot, Mini Storage, Manufacturing Facility, and Real Estate IUB Other. 20

Deposits Deposit Product Mix (Avg) 3Q18 Average Deposit Progression Total $9.9 billion Balance as of June 30 $ 10,382,635 $ 1,408 14% $ 2,389 Impact from: 24% $ 1,245 Branch divestiture (86,335) 13% $ 576 Brokered CD's (155,326) 6% $ 906 $ 1,058 9% Public funds (163,126) 11% $ 381 $ 1,925 Total (404,787) 4% 19% Organic growth/(decline) (89,760) Interest-bearing demand Public Funds Savings Money Markets Balance as of September 30 $ 9,888,088 Other Time Retail CDs Brokered CDs Noninterest-bearing Dollars shown in millions Dollars shown in thousands 21

Investment Portfolio . Total EOP investments of approximately $3.2 billion . Investment portfolio / total assets = approximately 23% . Portfolio duration = estimated 3.5 years Portfolio Composition Portfolio Quality Corporate Debt obligations of U.S. securities Government Agency AA+ Regulatory stock 3% 1% 4% AA Non-Agency 3% 4% CMOs AA- 4% 4% AAA FRB/FHLB Stock Non-Agency pass- 15% 4% through securities Agency CMOs A+ 4% 24% 3% Agency pass- BBB through securities 2% 15% Other Commercial MBSs 11% 16% Asset-backed Agency securities 53% 15% Municipal bond securities 15% 22

Noninterest Income and Noninterest Expense Noninterest Income Noninterest Expense 1 Total $28.7 million Total $85.4 million $4,611 $19,224 16% 22% $1,739 6% $10,316 36% $4,502 $3,029 5% $50,852 11% $10,837 60% 13% $5,261 $3,728 18% 13% Salaries and benefits Occupancy and equipment Service Charges Wealth Mgmt Data processing Other Bankcard Client derivatives Gains from sales of loans Other 1 Includes $7.4 million of merger-related expenses Combined FTE 2,293 2,205 2,152 2,118 2,028 930 901 863 1,363 1,304 1,289 3Q17 4Q17 1Q18 2Q18 3Q18 FTE-FFBC FTE-MSFG All dollars shown in thousands 23

Asset Quality Classified Assets / Total Assets Nonperforming Assets / Total Assets 1.08% 0.98% 0.98% 1.00% 1.00% 0.60% 0.50% 0.52% 0.46% 0.47% $139.3 $138.9 $64.2 $64.6 $52.9 $44.4 $46.3 $94.3 $87.3 $87.6 3Q17 4Q17 1Q18 2Q18 3Q18 3Q17 4Q17 1Q18 2Q18 3Q18 Classified Assets Classified Assets / Total Assets NPAs NPAs / Total Assets Allowance / Total Loans Net Charge Offs & Provision Expense 0.22% 0.18% 0.91% 0.90% 0.89% 0.13% 0.65% 0.02% -0.02% 0.61% $4.0 $3.7 $3.3 $54.5 $54.0 $54.4 $54.1 $57.7 $3.0 $3.2 $2.3 $1.9 3Q17 4Q17 1Q18 2Q18 3Q18 $0.3 -$0.2 -$0.4 3Q17 4Q17 1Q18 2Q18 3Q18 Allowance for Loan Losses ALLL / Total Loans NCOs Provision Expense NCOs / Average Loans All dollars shown in millions 24

Capital Tangible Book Value Per Share Total Capital Ratio $11.75 $11.62 $11.36 $11.25 13.77% $11.01 13.36% 13.17% 12.50% 12.98% 13.07% 3Q17 4Q17 1Q18 2Q18 3Q18 3Q17 4Q17 1Q18 2Q18 3Q18 Tangible Book Value per Share Total Capital Ratio Target Tier 1 Common Equity Ratio Tangible Common Equity Ratio 11.52% 8.53% 10.50% 11.15% 8.30% 8.41% 8.30% 10.77% 8.25% 10.53% 10.63% 7.50% 3Q17 4Q17 1Q18 2Q18 3Q18 3Q17 4Q17 1Q18 2Q18 3Q18 Tier 1 Common Equity Ratio Target Tangible Common Equity Ratio Target All capital numbers are considered preliminary 25

Presentation Contents About First Financial Bancorp Financial Performance Appendix 26

Appendix: Executive Chairman & CEO Roles . Claude Davis has assumed the role of Executive Chairman of the board . Three-year term, then transitions to Non-executive Chairman . Chairman & Archie Brown, Jr. serving as President & CEO, member of the board CEO Roles . Jointly leading the company, partnering on strategy, management & performance . Also jointly leading the transition team to ensure successful cultural integration . Newly created role to provide capacity for CEO to focus on business execution & results . Role will focus on: . Board Integration . Strategy . Executive Investor Relations . Chairman Role Corporate Development . Community, Regulatory & Government Relations . Regulatory Management Model . Oversee development of ERM model to meet the increased regulatory & compliance requirements of a $10B+ bank 27

Appendix: Company Overview Executive Team Line of Business Leaders . . Commercial Finance – Rick Dennen Chief Banking Officer – Anthony Stollings . . Commercial – Brad Ringwald Chief Financial Officer – Jamie Anderson . . Investment Commercial Real Estate – Paul Silva Chief Administrative Officer – John Gavigan . . Wealth Management & Private Banking – Greg Chief Credit Officer – Bill Harrod Harris . Chief Risk Officer – Shannon Kuhl . Consumer – Chris Harrison . General Counsel – Karen Woods . Mortgage – Ann Davis . Chief Internal Auditor – Matt Burgess 28

Appendix: Our Markets . . Greater Cincinnati Indianapolis . . Loans $2.9 billion Loans $1.1 billion . . Deposits $3.0 billion Deposits $0.7 billion . . Deposit Market Share #4 (3.2%) Deposit Market Share #14 (1.6%) . . Banking Centers 54 Banking Centers 10 . . Fortune 500 Companies 9 Fortune 500 Companies 3 . . Central OH Louisville . . Loans $1.1 billion Loans $0.6 billion . . Deposits $0.4 billion Deposits $0.4 billion . . Deposit Market Share #13 (0.8%) Deposit Market Share #12 (1.9%) . . Banking Centers 5 Banking Centers 13 . . Fortune 500 Companies 5 Fortune 500 Companies 3 . . Community Markets Commercial Finance (National) . . Loans $1.9 billion Loans $1.1 billion . Deposits $4.5 billion . Banking Centers 77 All numbers as of 9/30/2018 except deposit market share which is as of 6/30/2018. Loan and deposit balances exclude special assets, loan marks, other out of market and corporately held balances 29

Appendix: Non-GAAP Measures The Company’s earnings release and accompanying presentation contain certain financial information determined by methods other than in accordance with accounting principles generally accepted in the United States (GAAP). Such non-GAAP financial information should be considered supplemental to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. However, we believe that non-GAAP reporting provides meaningful information and therefore we use it to supplement our GAAP information. We have chosen to provide this supplemental information to investors, analysts and other interested parties to enable them to perform additional analyses of operating results, to illustrate the results of operations giving effect to the non-GAAP adjustments and to provide an additional measure of performance. We believe this information is helpful in understanding the results of operations separate and apart from items that may, or could, have a disproportional positive or negative impact in any given period. For a reconciliation of the differences between the non-GAAP financial measures and the most comparable GAAP measures, please refer to the following reconciliation tables. to GAAP Reconciliation 30

Appendix: Non-GAAP to GAAP Reconciliation Net interest income and net interest margin - fully tax equivalent Three months ended Sep. 30, June 30, Mar. 31, Dec. 31, Sep. 30, 2018 2018 2018 2017 2017 Net interest income $ 123,485 $ 123,979 $ 75,812 $ 75,614 $ 70,479 Tax equivalent adjustment 1,567 1,420 718 1,387 1,353 Net interest income - tax equivalent $ 125,052 $ 125,399 $ 76,530 $ 77,001 $ 71,832 Average earning assets $ 12,056,627 $ 12,120,000 $ 8,087,848 $ 8,005,100 $ 7,989,969 Net interest margin* 4.06% 4.10% 3.80% 3.75% 3.50 % Net interest margin (fully tax equivalent)* 4.12% 4.15% 3.84% 3.82% 3.57% * Margins are calculated using net interest income annualized divided by average earning assets. The tax equivalent adjustment to net interest income recognizes the income tax savings when comparing taxable and tax-exempt assets and assumes a 21% tax rate for 2018 and a 35% tax rate for 2017. Management believes that it is a standard practice in the banking industry to present net interest margin and net interest income on a fully tax equivalent basis. Therefore, management believes these measures provide useful information to investors by allowing them to make peer comparisons. Management also uses these measures to make peer comparisons. All dollars shown in thousands 31

Appendix: Non-GAAP to GAAP Reconciliation

Additional non-GAAP ratios

(Dollars in thousands, except per share data)	Three months ended Sep. 30, 2018	Three months ended June 30, 2018	Three months ended Mar. 31, 2018	Three months ended Dec. 31, 2017	Three months ended Sep. 30, 2017	YTD Sep. 30, 2018	YTD Sep. 30, 2017
Net income (a)	$ 50,657	$ 36,418	$ 30,506	$ 24,811	$ 24,826	$ 117,581	$ 71,976
Average total shareholders' equity	2,021,400	2,000,093	929,474	920,194	908,057	1,654,322	889,760
Less:							
Goodwill and other intangibles	(935,930)	(937,457)	(209,244)	(209,571)	(209,933)	(696,872)	(210,218)
Average tangible equity (b)	1,085,470	1,062,636	720,230	710,623	698,124	957,450	679,542
Total shareholders' equity	2,035,520	2,012,937	939,985	930,664	914,954	2,035,520	914,954
Less:							
Goodwill and other intangibles	(934,360)	(934,656)	(209,053)	(209,379)	(209,730)	(934,360)	(209,730)
Ending tangible equity (c)	1,101,160	1,078,281	730,932	721,285	705,224	1,101,160	705,224
Total assets	13,842,667	13,920,167	8,898,429	8,896,923	8,761,689	13,842,667	8,761,689
Less:							
Goodwill and other intangibles	(934,360)	(934,656)	(209,053)	(209,379)	(209,730)	(934,360)	(209,730)
Ending tangible assets (d)	12,908,307	12,985,511	8,689,376	8,687,544	8,551,959	12,908,307	8,551,959
Risk-weighted assets (e)	10,222,466	10,251,147	7,240,731	7,108,629	7,090,714	10,222,466	7,090,714
Total average assets	13,822,675	13,956,360	8,830,176	8,731,956	8,716,917	12,221,358	8,570,777
Less:							
Goodwill and other intangibles	(935,930)	(937,457)	(209,244)	(209,571)	(209,933)	(696,872)	(210,218)
Average tangible assets (f)	$ 12,886,745	$ 13,018,903	$ 8,620,932	$ 8,522,385	$ 8,506,984	$ 11,524,486	$ 8,360,559
Ending shares outstanding (g)	97,914,526	97,904,897	62,213,823	62,069,087	62,061,465	97,914,526	62,061,465
Ratios							
Return on average tangible shareholders' equity (a)/(b)	18.52%	13.75%	17.18%	13.85%	14.11%	16.42%	14.16%
Ending tangible equity as a percent of:							
Ending tangible assets (c)/(d)	8.53%	8.30%	8.41%	8.30%	8.25%	8.53%	8.25%
Risk-weighted assets (c)/(e)	10.77%	10.52%	10.09%	10.15%	9.95%	10.77%	9.95%
Average tangible equity as a percent of average tangible assets (b)/(f)	8.42%	8.16%	8.35%	8.34%	8.21%	8.31%	8.13%
Tangible book value per share (c)/(g)	$ 11.25	$ 11.01	$ 11.75	$ 11.62	$ 11.36	$ 11.25	$ 11.36

FIRST
first financial bancorp

All dollars shown in thousands

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Appendix: Non-GAAP to GAAP Reconciliation

Additional non-GAAP measures

(Dollars in thousands, except per share data)	3Q18 As Reported	3Q18 Adjusted	2Q18 As Reported	2Q18 Adjusted	1Q18 As Reported	1Q18 Adjusted	4Q17 As Reported	4Q17 Adjusted	3Q17 As Reported	3Q17 Adjusted
Net interest income (f)	$ 123,485	$ 123,485	$ 123,979	$ 123,979	$ 75,812	$ 75,812	$ 75,614	$ 75,614	$ 70,479	$ 70,479
Provision for loan and lease losses	3,238	3,238	3,735	3,735	2,303	2,303	(205)	(205)	2,953	2,953
plus: provision expense adjustment										799
Noninterest income	28,684	28,684	28,256	28,256	16,938	16,938	18,382	18,382	22,942	22,942
less: gains from the redemption of off balance sheet securitizations										5,764
plus: Bankcard interchange		340		341						
plus: losses on sale of investment securities		279		30				(19)		(275)
Total noninterest income (g)	28,684	29,303	28,256	28,627	16,938	16,938	18,382	18,363	22,942	16,903
Noninterest expense	85,415	85,415	102,755	102,755	52,288	52,288	82,898	82,898	54,443	54,443
less: severance expense		2,200		4,546						3,818
less: historic tax credit investment write-down								11,328		
less: merger-related expenses		5,205		19,397		1,985		8,444		800
less: indemnification asset impairment [1]						527		5,055		
less: charitable foundation contribution								3,000		
less: other						(113)		577		
Total noninterest expense (e)	85,415	78,010	102,755	78,812	52,288	49,889	82,898	54,494	54,443	49,825
Income before income taxes (i)	63,516	71,540	45,745	70,059	38,159	40,558	11,303	39,688	36,025	35,403
Income tax expense	12,859	12,859	9,327	9,327	7,653	7,653	(13,508)	(13,508)	11,199	11,199
plus: tax effect of adjustments		1,685		5,106		504		9,935		(178)
plus: tax reform impact on DTLs & tax partnerships								8,191		
plus: after-tax impact of historic tax credit write-down @ 35%		-		-		-		7,363		-
Total income tax expense (h)	12,859	14,544	9,327	14,433	7,653	8,157	(13,508)	11,981	11,199	11,021
Net income (a)	$ 50,657	$ 56,996	$ 36,418	$ 55,626	$ 30,506	$ 32,401	$ 24,811	$ 27,707	$ 24,826	$ 24,382
Average diluted shares (b)	98,484	98,484	98,432	98,432	62,181	62,181	62,132	62,132	62,190	62,190
Average assets (c)	13,822,675	13,822,675	13,956,360	13,956,360	8,830,176	8,830,176	8,731,956	8,731,956	8,716,917	8,716,917
Average shareholders' equity	2,021,400	2,021,400	2,000,093	2,000,093	929,474	929,474	920,194	920,194	908,057	908,057
Less:										
Goodwill and other intangibles	(935,930)	(935,930)	(937,457)	(937,457)	(209,244)	(209,244)	(209,571)	(209,571)	(209,933)	(209,933)
Average tangible equity (d)	1,085,470	1,085,470	1,062,636	1,062,636	720,230	720,230	710,623	710,623	698,124	698,124

[1] - Impairment charge related to preliminary agreement to terminate FDIC loss sharing agreements.

Ratios	3Q18 As Reported	3Q18 Adjusted	2Q18 As Reported	2Q18 Adjusted	1Q18 As Reported	1Q18 Adjusted	4Q17 As Reported	4Q17 Adjusted	3Q17 As Reported	3Q17 Adjusted
Net earnings per share - diluted (a)/(b)	$ 0.51	$ 0.58	$ 0.37	$ 0.57	$ 0.49	$ 0.52	$ 0.40	$ 0.45	$ 0.40	$ 0.39
Return on average assets - (a)/(c)	1.45%	1.64%	1.05%	1.60%	1.40%	1.49%	1.13%	1.26%	1.13%	1.11%
Return on average tangible shareholders' equity - (a)/(d)	18.52%	20.83%	13.75%	21.00%	17.18%	18.24%	13.85%	15.47%	14.11%	13.86%
Efficiency ratio - (e)/((f)+(g))	56.1%	51.1%	67.5%	51.6%	56.4%	53.8%	88.2%	58.0%	58.3%	57.0%
Effective tax rate - (h)/(i)	20.2%	20.3%	20.4%	20.6%	20.1%	20.1%	-119.5%	30.2%	31.1%	31.1%

FIRST

first financial bancorp

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Update -New colors 34